EXHIBIT 23.02


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this registration statement.



                                                     /s/ ARTHUR ANDERSEN LLP
                                                     ------------------------
                                                     ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
December 17, 1998